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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     March 14, 2002


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-59424                    51-
0331454
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(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.  OTHER EVENTS


As reported in September 2001, MBNA America Bank, N.A. ("The Bank") initiated measures to assist its Customers who were affected by the tragic events of September 11, 2001. These measures impact the monthly results of MBNA Master Credit Card Trust II for February 2002 and March 2002, but will not impact the results for the three months ended March 31, 2002. These measures provided assistance for Customers who were not delinquent and may not have received their statement in a timely manner or may have had delivery of their payment delayed. These measures did not affect accounts already reported as delinquent. The Bank's actions postponed some Customer's accounts from becoming delinquent for 30 days and, subsequently, without these measures some accounts that would have charged off in February 2002 will now charge off in March 2002. MBNA America Bank, N.A.'s actual net credit loss and delinquency ratios for its managed loans were 3.66% and 5.25%, respectively, for February 2002. Had the measures described above not been implemented, MBNA America Bank, N.A.'s estimated managed net credit loss and delinquency ratios would have been 5.08% and 5.10%, respectively. Managed loans include loans held for securitization, loan portfolio, and securitized loans.

MBNA Master Credit Card Trust II's delinquency ratios are higher and the gross chargeoff ratios are lower than their anticipated levels for February 2002 as a result of these measures. The effect of these measures will conclude in March 2002 when, MBNA Master Credit Card Trust II's monthly gross chargeoff ratios will be higher than anticipated by similar amounts. The delinquency ratios at March 31, 2002 and the gross chargeoff ratios for the three months ended March 31, 2002, will be unaffected by these measures. These measures will not impact MBNA Master Credit Card Trust II's gross chargeoff and delinquency ratios for April 2002 or thereafter.




Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS

The following are filed as Exhibits to this Report under Exhibit 20:




20.1. Series 1995-A Certificateholders' Statement for the month ended February 28, 2002.

20.2. Series 1995-C Certificateholders' Statement for the month ended February 28, 2002.

20.3. Series 1995-E Certificateholders' Statement for the month ended February 28, 2002.

20.4. Series 1995-J Certificateholders' Statement for the month ended February 28, 2002.

20.5. Series 1996-A Certificateholders' Statement for the month ended February 28, 2002.

20.6. Series 1996-B Certificateholders' Statement for the month ended February 28, 2002.

20.7. Series 1996-E Certificateholders' Statement for the month ended February 28, 2002.

20.8. Series 1996-G Certificateholders' Statement for the month ended February 28, 2002.

20.9. Series 1996-J Certificateholders' Statement for the month ended February 28, 2002.

20.10. Series 1996-K Certificateholders' Statement for the month ended February 28, 2002.

20.11. Series 1996-M Certificateholders' Statement for the month ended February 28, 2002.

20.12. Series 1997-B Certificateholders' Statement for the month ended February 28, 2002.

20.13. Series 1997-C Certificateholders' Statement for the month ended February 28, 2002.

20.14. Series 1997-E Certificateholders' Statement for the month ended February 28, 2002.

20.15. Series 1997-F Certificateholders' Statement for the month ended February 28, 2002.

20.16. Series 1997-I Certificateholders' Statement for the month ended February 28, 2002.

20.17. Series 1997-J Certificateholders' Statement for the month ended February 28, 2002.

20.18. Series 1997-K Certificateholders' Statement for the month ended February 28, 2002.

20.19. Series 1997-M Certificateholders' Statement for the month ended February 28, 2002.

20.20. Series 1998-A Certificateholders' Statement for the month ended February 28, 2002.

20.21. Series 1998-C Certificateholders' Statement for the month ended February 28, 2002.

20.22. Series 1998-D Certificateholders' Statement for the month ended February 28, 2002.

20.23. Series 1998-E Certificateholders' Statement for the month ended February 28, 2002.

20.24. Series 1998-F Certificateholders' Statement for the month ended February 28, 2002.

20.25. Series 1998-G Certificateholders' Statement for the month ended February 28, 2002.


20.26. Series 1998-J Certificateholders' Statement for the month ended February 28, 2002.

20.27. Series 1999-A Certificateholders' Statement for the month ended February 28, 2002.

20.28. Series 1999-B Certificateholders' Statement for the month ended February 28, 2002.

20.29. Series 1999-D Certificateholders' Statement for the month ended February 28, 2002.

20.30. Series 1999-E Certificateholders' Statement for the month ended February 28, 2002.

20.31. Series 1999-G Certificateholders' Statement for the month ended February 28, 2002.

20.32. Series 1999-H Certificateholders' Statement for the month ended February 28, 2002.

20.33. Series 1999-I Certificateholders' Statement for the month ended February 28, 2002.

20.34. Series 1999-J Certificateholders' Statement for the month ended February 28, 2002.

20.35. Series 1999-L Certificateholders' Statement for the month ended February 28, 2002.

20.36. Series 1999-M Certificateholders' Statement for the month ended February 28, 2002.

20.37. Series 2000-A Certificateholders' Statement for the month ended February 28, 2002.

20.38. Series 2000-B Certificateholders' Statement for the month ended February 28, 2002.

20.39. Series 2000-C Certificateholders' Statement for the month ended February 28, 2002.

20.40. Series 2000-D Certificateholders' Statement for the month ended February 28, 2002.

20.41. Series 2000-E Certificateholders' Statement for the month ended February 28, 2002.

20.42. Series 2000-F Certificateholders' Statement for the month ended February 28, 2002.

20.43. Series 2000-G Certificateholders' Statement for the month ended February 28, 2002.

20.44. Series 2000-H Certificateholders' Statement for the month ended February 28, 2002.

20.45. Series 2000-I Certificateholders' Statement for the month ended February 28, 2002.

20.46. Series 2000-K Certificateholders' Statement for the month ended February 28, 2002.

20.47. Series 2000-L Certificateholders' Statement for the month ended February 28, 2002.

20.48. Series 2001-A Certificateholders' Statement for the month ended February 28, 2002.

20.49. Series 2001-B Certificateholders' Statement for the month ended February 28, 2002.








                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     March 14, 2002


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Christopher Harris
                                   ----------------------------------
                                    Name:   Christopher Harris
                                    Title:  First Vice President